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                                 QUINTARA FUNDS
                Supplement to Prospectus Dated February 22, 2002
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                          Quintara Small Cap Value Fund


     On Friday, February 7, 2003, the Board of Trustees of the Quintara Funds (the "Trust") unanimously consented to liquidate and dissolve the Quintara Small Cap Value Fund (the "Fund").

     As a result of the decision to pursue liquidation and dissolution of the Fund, effective Monday, February 10, 2003, investors are no longer permitted to purchase shares of the Fund, however, redemption requests will be honored as received. If we have not received your redemption request in good order before the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on Friday, February 21, 2003, your shares will be redeemed in cash on Tuesday, February 25, 2003 and a check will be mailed to you. Redemptions will not be accepted between the close of business on February 21, 2003 and the final liquidation date.

     Note to IRA Shareholders: If you are a shareholder who holds shares in an IRA at a broker/dealer, the proceeds will be deposited into the IRA account where you hold the shares. If you are a shareholder who holds your shares in an IRA directly through Quasar Distributors, LLC, please note that you have 60 days from the date you receive your proceeds to reinvest or "rollover" into another IRA plan before the proceeds are disqualified as "IRA" funds and deemed taxable. If you fail to notify U.S. Bancorp Fund Services, LLC (the Fund's transfer agent) of your intentions to rollover your IRA account or that you choose not to have your federal income tax withheld, your IRA account will be subject to federal income tax withholding as required by law. Please call 1-800-234-0849 for more information.


               Please retain this Supplement with the Prospectus.
          The date of this Prospectus Supplement is February 12, 2003.